     As filed with the Securities and Exchange Commission on July 31, 2000
                                                      Registration No. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                           --------------------------

                                PLANTRONICS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                           --------------------------

              DELAWARE                                         77-0207692
  (STATE OR OTHER JURISDICTION OF                           (I.R.S. EMPLOYER
   INCORPORATION OR ORGANIZATION)                         IDENTIFICATION NUMBER)

                               345 ENCINAL STREET
                                  P.O. BOX 1802
                          SANTA CRUZ, CALIFORNIA 95060
                                 (831) 426-5858
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                    REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                           --------------------------

                                 1993 STOCK PLAN
                         1993 DIRECTOR STOCK OPTION PLAN
                            (FULL TITLE OF THE PLANS)

                           --------------------------

                              S. KENNETH KANNAPPAN
                           CHIEF EXECUTIVE OFFICER AND
                                    PRESIDENT
                                PLANTRONICS, INC.
                               345 ENCINAL STREET
                          SANTA CRUZ, CALIFORNIA 95060
                                 (831) 426-5858
       (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING
                        AREA CODE, OF AGENT FOR SERVICE)

                           --------------------------

                                    Copy to:
                           HENRY P. MASSEY, JR., ESQ.
                             ERIC JOHN FINSETH, ESQ.
                             MICHAEL DEANGELIS, ESQ.
                        WILSON SONSINI GOODRICH & ROSATI
                            PROFESSIONAL CORPORATION
                               650 PAGE MILL ROAD
                            PALO ALTO, CA 94304-1050
                                 (650) 493-9300

                           --------------------------

============================================================================================================================
                                                 CALCULATION OF REGISTRATION FEE
============================================================================================================================
                                                                                PROPOSED          PROPOSED
                                                                                 MAXIMUM           MAXIMUM
                                                          MAXIMUM AMOUNT        OFFERING          AGGREGATE       AMOUNT OF
      TITLE OF SECURITIES TO                                   TO BE              PRICE           OFFERING      REGISTRATION
           BE REGISTERED                                 REGISTERED(1)(3)    PER SHARE(2)(3)        PRICE            FEE
----------------------------------------------------------------------------------------------------------------------------
Common Stock, $0.01 par value, to be issued
under the 1993 Stock  Plan.............................   2,550,000 shares       $46.58           $118,787,500     $31,360

Common Stock, $0.01 par value, to be issued
under the 1993 Director Stock Option Plan..............     120,000 shares       $46.58           $  5,590,000     $ 1,476

        TOTAL..........................................   2,670,000 SHARES       $                $124,377,500     $32,836
============================================================================================================================

(1) For the sole purpose of calculation the registration fee, the number of shares to be registered under this Registration Statement is the number of shares underlying a stock option grant to an employee of the Registrant and the number of additional shares authorized to be issued under the Registrant's 1993 Stock Plan and 1993 Director Stock Option Plan.

(2) Estimated in accordance with Rule 457(h) under the Securities Act of 1933, as amended, solely for the purpose of calculating the total registration fee. Computation based on the average of the high and low reported prices of the Common Stock as reported on the New York Stock Exchange on July 24, 2000, because the exercise prices for the options to be granted in the future and the prices at which the shares will be purchased in the future are not currently determinable.

(3) The number of shares and the price per share reflect a 3:1 stock split which occurred on July 18, 2000.

                                PLANTRONICS, INC.
                       REGISTRATION STATEMENT ON FORM S-8

                                     PART II

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 3.  INFORMATION AND DOCUMENTS INCORPORATED BY REFERENCE

        The following documents and information heretofore filed with the Securities and Exchange Commission are hereby incorporated by reference:

        ITEM 3(a)

               The Registrant's Annual Report on Form 10-K for the year ended April 1, 2000, filed pursuant to Section 13 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on June 1, 2000.

        ITEM 3(c)

               Item 1 of the Registrant's Registration Statement on Form 8-A filed pursuant to Section 12(g) of the Exchange Act, filed on December 20, 1993, as amended on January 14, 1994, and November 7, 1997 (which in turn incorporate by reference the description of the Registrant's common stock set forth in the Registrant's Registration Statement on Form S-1 (Reg. No. 33-70744), filed on October 20, 1993, as amended by Amendment No. 1, filed on November 30, 1993, Amendment No. 2, filed December 27, 1993, and Amendment No. 3, filed on January 18, 1994).

               All documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effect amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be part hereof from the date of filing of such documents.



ITEM 4.  DESCRIPTION OF SECURITIES.

        Not applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

        Not applicable.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

        Section 145 of the Delaware General Corporation Law ("DGCL") authorizes a court to award, or a corporation's Board of Directors to grant, indemnity to directors and officers. This may under certain circumstances include indemnification for liabilities arising under the Securities Act as well as for expenses incurred in that regard. Article Nine of the Registrant's Certificate of Incorporation and Article V of the Registrant's Bylaws provide for indemnification of its directors, officers, employees and other agents to the maximum extent permitted by the DGCL. The Registrant has also entered into Indemnification Agreements with its officers and directors.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

        Not applicable

ITEM 8.  EXHIBITS.


              EXHIBIT
               NUMBER                           DESCRIPTION
             ---------  --------------------------------------------------------

                4.1     Amended and Restated Bylaws of the Registrant

                4.2 Restated Certificate of Incorporation of the Registrant filed with the Secretary of State of Delaware on January
                        19, 1994 (incorporated herein by reference to Exhibit
                        (3.1) to the Registrant's Quarterly Report on Form 10-Q,
                        SEC File Number 1-12696, for the fiscal quarter ended
                        December 25, 1993, filed on March 4, 1994

                        Amendment of Restated Certificate of Incorporation of the Registrant dated May 23, 2000, to Article Four,
                        Section 4.1, Part 1, subsection (v).

                5.1 Opinion of counsel as to the legality of securities being registered.

                23.1    Consent of counsel (contained in Exhibit 5.1).

                23.2    Consent of PricewaterhouseCoopers LLP, Independent
                        Auditors

                24.1    Power of Attorney (see page II-4).

ITEM 9.  UNDERTAKINGS.

        A.     The Registrant hereby undertakes:


               (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

               (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

               (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

        B. The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the

Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the bona fide offering thereof.

        C. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant, Plantronics, Inc., a corporation existing under the laws of the State of Delaware, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Cruz, State of California, on July 27, 2000.

                                   PLANTRONICS, INC.

                                   By: /s/ KEVIN A. GOODWIN
                                      ------------------------------------------
                                       Kevin A. Goodwin
                                       Vice President - Legal, General
                                       Counsel and Secretary


                                POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Barbara V. Scherer and Kevin A. Goodwin, jointly and severally, as his or her attorneys-in-fact, with full power of substitution in each, for him or her in any and all capacities to sign any amendments to this Registration Statement on Form S-8, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitutes, may do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

                   SIGNATURE                                      TITLE                                DATE
---------------------------------------------     -----------------------------------------    ------------------
/s/ S. KENNETH KANNAPPAN                          Chief Executive Officer, President and       July 27, 2000
---------------------------------------------     Director (Principal Executive Officer)
              S. Kenneth Kannappan

                                                  Senior Vice President - Finance &
                                                  Administration, Chief Financial Officer      July 27, 2000
/s/ BARBARA V. SCHERER                            (Principal Financial and Accounting
---------------------------------------------     Officer)
               Barbara V. Scherer

/s/ MARV TSEU                                     Chairman of the Board of Directors           July 27, 2000
---------------------------------------------
                   Marv Tseu

/s/ ROBERT F.B. LOGAN                             Director                                     July 27, 2000
---------------------------------------------
               Robert F.B. Logan

/s/ M. SALEEM MUQADDAM                            Director                                     July 27, 2000
---------------------------------------------
               M. Saleem Muqaddam

/s/ JOHN MOWBRAY O'MARA                           Director                                     July 27, 2000
---------------------------------------------
              John Mowbray O'Mara

/s/ TRUDE C. TAYLOR                               Director                                     July 27, 2000
---------------------------------------------
                Trude C. Taylor



                                                  Director                                     July        , 2000
------------------------------------------------                                                    -------
                David A. Wegmann

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

--------------------------------------------------------------------------------


                                    EXHIBITS


--------------------------------------------------------------------------------

                       Registration Statement on Form S-8

                                PLANTRONICS, INC.

                                  July 31, 2000

                                INDEX TO EXHIBITS


     EXHIBIT
      NUMBER                            DESCRIPTION
  ------------  ----------------------------------------------------------------

        4.1     Amended and Restated Bylaws of the Registrant

        4.2 Restated Certificate of Incorporation of the Registrant filed with the Secretary of State of Delaware on January 19, 1994
                (incorporated herein by reference to Exhibit (3.1) to the Registrant's Quarterly Report on Form 10-Q, SEC File Number
                1-12696, for the fiscal quarter ended December 25, 1993, filed on March 4, 1994).

                Amendment of Restated Certificate of Incorporation of the Registrant dated May 23, 2000, to Article Four, Section 4.1,
                Part 1, subsection (v).

        5.1 Opinion of counsel as to legality of securities being registered.

        23.1    Consent of counsel (contained in Exhibit 5.1).

        23.2    Consent of PricewaterhouseCoopers LLP, Independent Auditors

        24.1    Power of Attorney (see page II-4).